UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2013

Service Corporation International
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 10, 2013, Service Corporation International (“SCI”) entered into an amendment to its existing revolving credit facility (the “Existing Credit Facility”) to, among other things, (i) permit its previously announced acquisition (the “Acquisition”) of Stewart Enterprises, Inc. (“Stewart”), (ii) permit the incurrence of certain additional indebtedness, including financing for the Acquisition for which SCI has received commitments from several financial institutions and the issuance of guarantees of Stewart’s $200 million aggregate principal amount of 6.50% Senior Notes due 2019 in connection with Stewart’s previously announced consent solicitation (the “Consent Solicitation”) and (iii) amend the financial covenant to increase the maximum leverage ratio (as defined in the Existing Credit Facility) to 5.0x after the consummation of the Acquisition.

A copy of the amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the amendment is a summary and is qualified in its entirety by reference to the complete text of such amendment.

Item 7.01 Regulation FD Disclosure.

On June 12, 2013, Stewart announced that the Consent Solicitation in respect of its 6.50% Senior Notes due 2019 was successful and it had obtained the required consents necessary to approve the proposed waiver and amendment to the indenture governing the notes.  A supplemental indenture containing the waiver and amendment has been entered into by Stewart and the Trustee under the indenture governing the notes.  The waiver and amendment will become operative upon satisfaction of certain conditions.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of June 10, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2013

Service Corporation International

By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Revolving Credit Agreement, dated as of June 10, 2013.